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                                 UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                DECEMBER 5, 1997

                         AMAZON NATURAL TREASURES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       33-26109                                          87-0460880
(COMMISSION FILE NUMBER)                              (IRS EMPLOYER ID)

                            4011 WEST OQUENDO UNIT C
                             LAS VEGAS NEVADA 89118
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (702) 795-4333
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 5, 1997, Amazon Natural Treasures, Inc. (The Company) was informed that Mr. Darrell Schvaneveldt resigned as the Company's auditor.

     At no time has anyone from Mr. Schvaneveldt's office sent any correspondence concerning his impending resignation and we had no reason to believe that he had resigned.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                   AMAZON NATURAL TREASURES, INC.
                                   (Registrant)


Date:  December 11, 1997



                                   By: /s/ MICHAEL A. SYLVER
                                      ---------------------------
                                      Michael A. Sylver
                                      President